Exhibit 10.54

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

Sales Contract

Contract No.: JK-EQ20090925 Date: 2009/9/25

The Buyer:

Erquan Technologie und Handels GmbH

Bemerstr. 52

D-60437 Frankfurt am Main, Germany

The Seller:

Zhejiang Jinko Solar Co., Ltd.

Yuan Xi Road, Technical Funtional Zone, Yuan Hua Town, Haining, Zhejiang,

China 314416

Tel:	+86-573-8763 7163
Fax:	+86-573-8798 5077

The undersigned parties the “seller” and the “buyer” or the “agent/distributor” agreed to conduct transaction according to the terms and conditions stipulated below:

1.	Goods

DESCRIPTION	QTY	UNIT PRICE	AMOUNT (EURO)
175w-185w Mono (72 cells)	10MW	CIF Rotterdam EURO****W	****
TOTAL: SAY IN EURO TWELVE MILLION THREE HUNDRED HOUSAND ONLY

Note: Material list and the technique parameter see the attachement.

2.	Payment: The buyer should pay ****% pre-payment, the pending ****% will paid by T/T to the seller within 60 days upon the date of shipping on board, otherwise from **** day, the buyer should pay ****% of the respective amount per day; In case the seller cannot ship she above goods in **** days , otherwise from **** day, the seller should pay ****% of the respective amount per day.

Shipment Schedule:

he two parties negotiate the quantity of requirment of next month during the middle time of each month; the seller shall arrange the goods to be shipped within **** working days upon the receipt of the prepayment.

3.	Documents required

(1)	Full set of clean on board bills of lading.

(2)	Original commercial invoice in triplicate.

(3)	Packing list in triplicate.

4.	Packing and delivery

(1)	Packing

Seaworthy packing: each modules shall contain bar code and serial No. and Jinko label on the back side. Also the two serial no of each carton shall be marked on the side of each carton, so that they can be read when packed on the palet.

(2)	Loading more or less allowed: ****%

5.	Insurance: To be effected by buyer

6.	Quality, performance, the manufacturer’s warranty of the solar module

(1)	The quality and guarantee are respond by the seller-Zhejiang Jinko Solar Co., Ltd.

****	Confidential material omitted and filed separately with the Commission.

(2)	Specification: The specification of solar panel will be indicated in the labels. Power tolerance: ****% to ****%.

(3)	The manufacturer’s warranty to the quality of solar module

The manufacturer warrants the solar modules to be free from defects in materials and workmanship under normal application, installation, usage service conditions. If the solar modules fail to conform to this warranty, then for a period ending 60 months from date of sale to the original end-customer, the manufacturer at its option, either repair or replacement or refund, or refund the purchase rice as paid by the Customer (“purchase price”). The manufacturer guarantees output power of PV module is more than ****% of the minimum Peak Power within 10 years and more than ****% in 25 years, if can’t reach the warranty data, the manufacturer will replace such loss in power either by replacing the defective PV modules or by refunding the Purchase Price.

7.	General Terms

(1)	Quality/Quantity discrepancy:

In case of quality discrepancy, claim should be filed by the Buyer within **** days after the arrival of the good at prot of destination, while for quantity discrepancy, claim should be filed by the Buyer within **** days after the arrival of the goods at port of destination. It is understood that the Seller shall not be liable for any discrepancy of the goods shipped due to causes for which the Insurance Company,Shipping Company, other Transportation Oranaization / or Post Office are liable.

(2)	Force Majeure

The Seller shall not be held responsible for failure or delay in delivery of the entire lot or a protion of the goods under this Sales Contract in consequence of any Force Majeure incidents which might occur. Force Majeure as referred to in this contract means unforeseeable, unavoidable and insurmountable objective conditions.

(3)	Arbitration

Any dispute arising from or in connection with the Sales Contract shall be settled through friendly negotiation. In case no settlement can be reached, the dispute shall be then submitted to china International economic and trade arbitration commission for arbitration in accordance with its rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon both parties.

(4)	This Contract is written in Chinese and English, each of which shall be deemed equally authentic. This Contract is in 2 copies and will become effective since being signed/sealed by the parties concerned.

The Buyer:

Signature/Seal: /s/ Erquan Technologie und Handels GmbH

The Seller:

Signature/Seal: /s/ Zhejiang Jinko Solar Co., Ltd.

**** Confidential material omitted and filed separately with the Commission.

Amendment to Sales Contract

This “Amendment” (Hereinafter “Amendment”) to Sales Contract dated on September 25, 2009 (Contract No: JK-EQ 20090925) (“Sales Contract”), made by and between Erquan Technologie und Handels GmbH (the “Buyer”) with its principal office at Bemerstr 52, D-60437 Frankfurt am Main, Germany, and Zhejiang Jinko Solar Co., Ltd., a Chinese company whose principal offices is located at Yuan Xi Road, Technical Functional Zone, Yuan Hua Town, Haining City, Zhejing Province, People’s Republic of China (the “Seller”), is entered into effective as of the 25th January, 2010.

WHEREAS, at the request of Seller, the Parties have agreed to modify the Goods delivery Schedule of Sales Contract as below:

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other good and valuable consideration, the parties agree as follows:

The following sentences will be added at the end of Article 1 of the Sales Contract as:

The delivery of the total Contract quantity set forth above from Seller to Buyer will be completed within the year of 2010. Detailed delivery schedule will be arranged by individual purchase order upon case by case.

IN WITNESS WHEREOF, the Parties, intending to be bound, have caused this Amendment to be executed on their behalf by their duly authorized agent as of the day and year first above written.

Zhengjiang Jinko Solar Co., Ltd.		Erquan Technologie und Handels GmbH

By:	/s/ Xiande Li	By:	/s/ Ke Chen
Name:	Xiande Li	Name:	Ke Chen
Title:	Chairman	Title:	General Manager

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